Exhibit 99.1

Citrix Reports First Quarter Financial Results

Quarterly revenue of $751 million up 12 percent year over year

Record cash flow from operations of $288 million

Board of directors authorizes $1.5 billion increase to share repurchase program

SANTA CLARA, Calif.--(BUSINESS WIRE)--April 23, 2014--Citrix Systems, Inc. (NASDAQ:CTXS) today reported financial results for the first quarter of fiscal year 2014 ended March 31, 2014.

FINANCIAL RESULTS

For the first quarter of fiscal year 2014, Citrix achieved revenue of $751 million, compared to $673 million in the first quarter of fiscal year 2013, representing 12 percent revenue growth.

GAAP Results

Net income for the first quarter of fiscal year 2014 was $56 million, or $0.30 per diluted share, compared to $60 million, or $0.32 per diluted share, for the first quarter of fiscal year 2013. The current quarter GAAP results include a restructuring charge of approximately $10 million for severance costs incurred to better align resources to strategic initiatives. Net income for the first quarter of fiscal year 2013 includes net tax benefits of approximately $9 million, or $0.05 per diluted share.

Non-GAAP Results

Non-GAAP net income for the first quarter of fiscal year 2014 was $119 million, or $0.64 per diluted share, compared to $117 million, or $0.62 per diluted share, for the first quarter of fiscal year 2013. Non-GAAP net income for the first quarter of fiscal year 2013 includes net tax benefits of approximately $9 million, or $0.05 per diluted share. Non-GAAP net income excludes the effects of amortization of acquired intangible assets, stock-based compensation expenses and the tax effects related to these items. In addition, non-GAAP net income for the first quarter of fiscal year 2014 also excludes the effect of the restructuring program implemented in the first quarter of fiscal year 2014.

In addition to quarterly financial results, Citrix also announced that its Board of Directors has authorized it to repurchase up to an additional $1.5 billion of its common stock. As of March 31, 2014, approximately $429 million remained for repurchases from previous authorizations.

“Our customers are looking for ways to embrace mobility, the cloud, IT consumerization and BYOD,” said Mark Templeton, CEO for Citrix. “Those needs are right in our sweet spot. As a leading provider in infrastructure and cloud services, we are uniquely positioned to help our customers deliver secure, managed, mobile workspaces.”

“I’m pleased with our performance in Q1, and the strong start to the year,” said David Henshall, CFO and COO for Citrix. “We saw growth in all our geographic markets, while delivering record cash flow from operations. Our results were driven by balanced growth across all three of our primary businesses: mobile and desktop, cloud networking, and SaaS.”

Q1 Financial Summary

In reviewing the results for the first quarter of fiscal year 2014, compared to the first quarter of fiscal year 2013:

  Product and license revenue increased 7 percent;
  Software as a service revenue increased 14 percent;
  Revenue from license updates and maintenance increased 9 percent;
  Professional services revenue, which is comprised of consulting, product training and certification, increased 60 percent;
  Revenue increased in the EMEA region by 15 percent; increased in the Americas region by 9 percent, and increased in the Pacific region by 8 percent;
  Deferred revenue totaled $1.4 billion as of March 31, 2014, compared to $1.2 billion as of March 31, 2013, an increase of 15%; and
  Cash flow from operations was $288 million for the first quarter of fiscal year 2014, compared with $267 million for the first quarter of fiscal year 2013.

During the first quarter of fiscal year 2014:

  GAAP gross margin was 82 percent, and non-GAAP gross margin was 85 percent, excluding the effects of amortization of acquired product related intangible assets and stock-based compensation expense; and
  GAAP operating margin was 10 percent, and non-GAAP operating margin was 21 percent, excluding the effects of amortization of acquired intangible assets, stock-based compensation expenses and costs associated with the first quarter 2014 restructuring program.

Financial Outlook for Second Quarter 2014

Citrix management expects to achieve the following results for the second quarter of fiscal year 2014 ending June 30, 2014:

  Net revenue is targeted to be in the range of $765 million to $775 million;
  GAAP gross margin is targeted to be in the range of 81 percent to 82 percent. Non-GAAP gross margin is targeted to be in the range of 84 percent to 85 percent, excluding 3 percent related to the effects of amortization of acquired product related intangible assets and stock-based compensation expense.

  GAAP diluted earnings per share is targeted to be in the range of $0.21 to $0.24. Non-GAAP diluted earnings per share is targeted to be in the range of $0.57 to $0.59, excluding $0.19 related to the effects of amortization of acquired intangible assets, $0.28 related to the effects of stock-based compensation expenses, $0.03 related to the effects of restructuring charges, and $(0.12) to $(0.17) for the tax effects related to these items;

The above statements are based on current targets. These statements are forward-looking, and actual results may differ materially.

Financial Outlook for Fiscal Year 2014

Citrix management expects to achieve the following results for the fiscal year ending December 31, 2014:

  Net revenue is targeted to grow by approximately 8.5 percent to 10 percent;
  GAAP gross margin is targeted to be in the range of 81 percent to 82 percent. Non-GAAP gross margin is targeted to be in the range of 84 percent to 85 percent, excluding 3 percent related to the effects of amortization of acquired product related intangible assets and stock-based compensation expense.
  GAAP diluted earnings per share is targeted to be in the range of $1.61 to $1.71. Non-GAAP diluted earnings per share is targeted to be in the range of $2.90 to $2.95, excluding $0.74 related to the effects of amortization of acquired intangible assets, $1.02 related to the effects of stock-based compensation expenses, $0.08 related to the effects of restructuring charges, and $(0.50) to $(0.65) for the tax effects related to these items.
  GAAP tax rate is targeted to be in the range of 18 percent to 19 percent. Non-GAAP tax rate, which excludes the effects of amortization of acquired intangible assets, stock-based compensation and restructuring charges is targeted to be in the range of 23 percent to 24 percent.

The above statements are based on current targets. These statements are forward-looking, and actual results may differ materially.

Conference Call Information

Citrix will host a conference call today at 4:45 p.m. ET to discuss its financial results, quarterly highlights and business outlook. The call will include a slide presentation, and participants are encouraged to listen to and view the presentation via webcast at http://www.citrix.com/investors.

The conference call may also be accessed by dialing: (888) 799-0519 or (706) 634-0155, using passcode: CITRIX. A replay of the webcast can be viewed by visiting the Investor Relations section of the Citrix corporate website at http://www.citrix.com/investors for approximately 30 days.

About Citrix

Citrix (NASDAQ:CTXS) is a leader in virtualization, networking and cloud services to enable new ways for people to work better. Citrix solutions help IT and service providers to build, manage and secure virtual and mobile workspaces that seamlessly deliver apps, desktops, data and services to anyone, on any device, over any network or cloud. This year Citrix is celebrating 25 years of innovation, making IT simpler and people more productive with mobile workstyles. With annual revenue in 2013 of $2.9 billion, Citrix solutions are in use at more than 330,000 organizations and by over 100 million people globally. Learn more at www.citrix.com.

For Citrix Investors

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by Citrix's chief financial officer and chief operating officer and Citrix’s president and chief executive officer, statements contained in the Financial Outlook for Second Quarter 2014 and Financial Outlook for Fiscal Year 2014 sections, and under the Non-GAAP Financial Measures Reconciliation section, and statements regarding management's plans, objectives and strategies, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the impact of the global economy and uncertainty in the IT spending environment; the success and growth of the company's product lines, including transitions in the markets for Citrix's desktop virtualization products and collaboration services; the company's ability to develop and commercialize new products and services, including its enterprise mobility and cloud platform products, while growing its established virtualization, networking and collaboration products and services; disruptions due to changes and transitions in key personnel and succession risks, including but not limited to risks related to the timing and outcome of our CEO search; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix's products and services; changes in our revenue mix towards products and services with lower gross margins; changes in deferred growth and composition associated with product license revenue growth; seasonal fluctuations in the company's business; failure to execute Citrix's sales and marketing plans; failure to successfully partner with key distributors, resellers, system integrators, service providers and strategic partners and the company's reliance on and the success of those partners for the marketing and distribution of the company's products; the company's ability to maintain and expand its business in small sized and large enterprise accounts; the size, timing and recognition of revenue from significant orders; the success of investments in its product groups, foreign operations and vertical and geographic markets; the ability of Citrix to make suitable acquisitions on favorable terms in the future; risks associated with Citrix's acquisitions, including failure to further develop and successfully market the technology and products of acquired companies, failure to achieve or maintain anticipated revenues and operating performance contributions from acquisitions, which could dilute earnings, the retention of key employees from acquired companies, difficulties and delays integrating personnel, operations, technologies and products, disruption to our ongoing business and diversion of management's attention from our ongoing business; the recruitment and retention of qualified employees; risks in effectively controlling operating expenses, including failure to manage untargeted expenses; ability to effectively manage our capital structure and the impact of related changes on our operating results and financial condition; the effect of new accounting pronouncements on revenue and expense recognition; the risks associated with securing data and maintaining security of our networks and customer data stored by our services; failure to comply with federal, state and international regulations; litigation and disputes, including challenges to our intellectual property rights or allegations of infringement of the intellectual property rights of others; the inability to further innovate our technology or enter into new businesses due to the intellectual property rights of others; changes in the company's pricing and licensing models, promotional programs and product mix, all of which may impact Citrix's revenue recognition; charges in the event of the impairment of acquired assets, investments or licenses; international market readiness, execution and other risks associated with the markets for Citrix's products and services; unanticipated changes in tax rates, non-renewal of tax credits or exposure to additional tax liabilities; risks of political and social turmoil; and other risks detailed in the company's filings with the Securities and Exchange Commission. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

Citrix® is a trademarks or registered trademarks of Citrix Systems, Inc. and/or one or more of its subsidiaries, and may be registered in the U.S. Patent and Trademark Office and in other countries. All other trademarks and registered trademarks are property of their respective owners.

CITRIX SYSTEMS, INC.
Condensed Consolidated Statements of Income
(In thousands, except per share data - unaudited)

	Three Months Ended March 31,
	2014	2013
Revenues:
Product and licenses	$207,424	$193,083
Software as a service	157,132	137,566
License updates and maintenance	343,758	315,738
Professional services	42,505	26,512
Total net revenues	750,819	672,899

Cost of net revenues:
Cost of product and license revenues	31,337	25,794
Cost of services and maintenance revenues	78,683	64,411
Amortization of product related intangible assets	24,306	24,709
Total cost of net revenues	134,326	114,914

Gross margin	616,493	557,985

Operating expenses:
Research and development	133,618	130,492
Sales, marketing and services	316,496	297,682
General and administrative	72,388	62,785
Amortization of other intangible assets	12,454	10,418
Restructuring	9,650	-
Total operating expenses	544,606	501,377

Income from operations	71,887	56,608

Other (expense) income, net	(3,132)	1,196
Income before income taxes	68,755	57,804

Income tax expense (benefit)	12,816	(1,884)
Net income	$55,939	$59,688

Earnings per common share – diluted	$0.30	$0.32
Weighted average shares outstanding – diluted	185,681	189,011

CITRIX SYSTEMS, INC.
Condensed Consolidated Balance Sheets
(In thousands - unaudited)

	March 31, 2014	December 31, 2013
ASSETS:
Cash and cash equivalents	$298,519	$280,740
Short-term investments	530,758	453,976
Accounts receivable, net	510,862	654,821
Inventories, net	12,537	14,107
Prepaid expenses and other current assets	138,389	110,981
Current portion of deferred tax assets, net	47,836	48,470
Total current assets	1,538,901	1,563,095

Long-term investments	998,831	855,700
Property and equipment, net	336,740	338,996
Goodwill	1,783,090	1,768,949
Other intangible assets, net	487,771	509,595
Long-term portion of deferred tax assets, net	70,779	115,418
Other assets	53,361	60,496
Total assets	$5,269,473	$5,212,249

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Accounts payable	76,661	78,452
Accrued expenses and other current liabilities	271,840	257,606
Income taxes payable	8,458	29,322
Current portion of deferred revenues	1,092,577	1,098,681
Total current liabilities	1,449,536	1,464,061

Long-term portion of deferred revenues	318,226	313,059
Other liabilities	87,694	115,322

Stockholders' equity:
Common stock	293	291
Additional paid-in capital	4,034,515	3,974,297
Retained earnings	2,959,480	2,903,541
Accumulated other comprehensive income	4,250	4,951
Less – common stock in treasury, at cost	(3,584,521)	(3,563,273)
Total stockholders' equity	3,414,017	3,319,807
Total liabilities and stockholders’ equity	5,269,473	$5,212,249

CITRIX SYSTEMS, INC.
Condensed Consolidated Statement of Cash Flows
(In thousands - unaudited)

Three Months Ended March 31, 2014
OPERATING ACTIVITIES
Net Income	$55,939
Adjustments to reconcile net income to net cash
provided by operating activities:
Amortization and depreciation	70,031
Stock-based compensation expense	40,701
Provision for accounts receivable allowances	1,194
Deferred income tax benefit	(2,474)
Other non-cash items	(1,524)
Total adjustments to reconcile net income to net cash	107,928
provided by operating activities

Changes in operating assets and liabilities,
net of the effects of acquisitions:
Accounts receivable	142,974
Inventory	1,117
Prepaid expenses and other current assets	(28,276)
Other assets	2,101
Deferred revenues	(938)
Accounts payable	(1,312)
Income taxes, net	(3,707)
Accrued expenses	10,598
Other liabilities	1,452
Total changes in operating assets and liabilities,	124,009
net of the effects of acquisitions

Net cash provided by operating activities	287,876

INVESTING ACTIVITIES
Purchases of available-for-sale investments, net	(219,714)
Purchases of property and equipment	(30,469)
Cash paid for acquisitions, net of cash acquired	(24,154)
Proceeds from sales of cost method investments	803
Purchases of cost method investments	(766)
Cash paid for licensing and core technology	(711)
Net cash used in investing activities	(275,011)

FINANCING ACTIVITIES
Proceeds from issuance of common stock
under stock-based compensation plans	7,958
Payments on debt from acquisitions	(3,766)
Excess tax benefit from stock-based compensation	2,332
Cash paid for tax withholding on vested stock awards	(2,316)
Net cash provided by financing activities	4,208

Effect of exchange rate changes on cash and cash equivalents	706
Change in cash and cash equivalents	17,779
Cash and cash equivalents at beginning of period	280,740
Cash and cash equivalents at end of period	$298,519

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures

(Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call, slide presentation or webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization primarily related to acquired intangible assets, stock-based compensation expenses, charges associated with the Company’s restructuring program and the related tax effect of those items. The Company's basis for these adjustments is described below.

Management uses these non-GAAP measures for internal reporting and forecasting purposes, when publicly providing its business outlook, to evaluate the Company's performance and to evaluate and compensate the Company's executives. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company's historical and prospective financial performance. In addition, the Company has historically provided this or similar information and understands that some investors and financial analysts find this information helpful in analyzing the Company's operating margins, operating expenses and net income and comparing the Company's financial performance to that of its peer companies and competitors.

Management typically excludes the amounts described above when evaluating the Company's operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company's operating performance due to the following factors:

• The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization and certain stock-based compensation expenses and the related tax effects that are primarily related to acquisitions, provide investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company's operating results and underlying operational trends.

• Amortization costs and the related tax effects are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

• Although stock-based compensation is an important aspect of the compensation of the Company's employees and executives, stock-based compensation expense is generally fixed at the time of grant, then amortized over a period of several years after the grant of the stock-based instrument, and generally cannot be changed or influenced by management after the grant.

• The charges incurred in conjunction with the Company's restructuring program, which relate to reductions in headcount are not anticipated to be ongoing costs and, thus, are outside of the normal operations of the Company's business. The Company, therefore, believes that the exclusion of these charges will better help investors and financial analysts understand the Company's operating results and underlying operational trends as compared to prior periods.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company's liquidity. Furthermore, the Company in the future may exclude amortization primarily related to newly acquired intangible assets, additional charges related to its restructuring program and the related tax effects from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

CITRIX SYSTEMS, INC.

Non-GAAP Financial Measures Reconciliation

(In thousands, except per share and operating margin data - unaudited)

The following tables show the non-GAAP financial measures used in this press release reconciled to the most directly comparable GAAP financial measures.

Three Months Ended March 31, 2014
GAAP gross margin	82.1%
Add: stock-based compensation	0.1
Add: amortization of product related intangible assets	3.2
Non-GAAP gross margin	85.4%
Three Months Ended March 31, 2014
GAAP operating margin	9.6%
Add: stock-based compensation	5.4
Add: amortization of product related intangible assets	3.2
Add: amortization of other intangible assets	1.7
Add: restructuring charges	1.3
Non-GAAP operating margin	21.2%
	Three Months Ended March 31,
	2014	2013
GAAP net income	$55,939	$59,688
Add: stock-based compensation	40,701	43,556
Add: amortization of product related intangible assets	24,306	24,709
Add: amortization of other intangible assets	12,454	10,418
Add: restructuring charges	9,650	-
Less: tax effects related to above items	(24,139)	(21,320)
Non-GAAP net income	$118,911	$117,051
	Three Months Ended March 31,
	2014	2013
GAAP earnings per share – diluted	$0.30	$0.32
Add: stock-based compensation	0.22	0.23
Add: amortization of product related intangible assets	0.13	0.13
Add: amortization of other intangible assets	0.07	0.06
Add: restructuring charges	0.05	-
Less: tax effects related to above items	(0.13)	(0.12)
Non-GAAP earnings per share – diluted	$0.64	$0.62

CITRIX SYSTEMS, INC.

Forward Looking Guidance

	Three Months Ended June 30, 2014	Twelve Months Ended December 31, 2014
GAAP gross margin	80.7% to 81.7%	80.9% to 81.9%
Add: stock-based compensation	0.1	0.1
Add: amortization of product related intangible assets	3.2	3.0
Non-GAAP gross margin	84.0% to 85.0%	84.0% to 85.0%
	For the Three Months Ended June 30,	For the Twelve Months Ended December 31,
	2014	2014
GAAP earnings per share – diluted	$0.21 to $0.24	$1.61 to $1.71
Add: adjustments to exclude the effects of amortization of intangible assets	0.19	0.74
Add: adjustments to exclude the effects of expenses related to stock-based compensation	0.28	1.02
Add: adjustments to exclude the effects of restructuring charges	0.03	0.08
Less: tax effects related to above items	(0.12) to (0.17)	(0.50) to (0.65)
Non-GAAP earnings per share – diluted	$0.57 to $0.59	$2.90 to $2.95
For the Twelve Months Ended December 31,
2014
GAAP tax rate	18.0% to 19.0%
Add: tax effects of stock-based
compensation, restructuring charges and
amortization of intangible assets	5.0
Non-GAAP tax rate	23.0% to 24.0%

CONTACT:
Citrix Systems, Inc.
For media inquiries:
Eric Armstrong, 954-267-2977
eric.armstrong@citrix.com
or
For investor inquiries:
Eduardo Fleites, 954-229-5758
eduardo.fleites@citrix.com